UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2005

                        Morgan Stanley ABS Capital I Inc.
     (as depositor for the Morgan Stanley ABS Capital I Inc. Trust 2005-HE4
              formed pursuant to a Pooling and Servicing Agreement,
  dated as of August 1, 2005 relating to the Morgan Stanley ABS Capital I Inc.
      Trust 2005-HE4, Mortgage Pass-Through Certificates, Series 2005-HE4)
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             (Exact name of registrant as specified in its charter)

          Delaware                    333-121914-02              13-3939229
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

1585 Broadway, New York, New York                                       10036
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 296-7000

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2005-HE4 Mortgage Pass-Through Certificates, Series 2005-HE4. On August 26, 2005, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, Decision One Mortgage Company LLC, as a responsible party, Accredited Home Lenders, Inc., as a responsible party, WMC Mortgage Corp., as a responsible party, LaSalle Bank National Association, as custodian, Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank, National Association, as custodian and trustee, of Morgan Stanley ABS Capital I Inc. Trust 2005-HE4 Mortgage Pass-Through Certificates, Series 2005-HE4 (the "Certificates"), issued in fourteen classes. The Class A-1, Class A-2a, Class A-2b, Class A-3a, Class A-2c, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of August 26, 2005 of $878,037,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), The Williams Capital Group ("Williams Capital") and Blaylock & Partners, L.P. (collectively with MS&Co. and Williams Capital, the "Underwriters"), pursuant to an Underwriting Agreement dated as of August 23, 2005 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of August 1, 2005, by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, Decision One Mortgage Company LLC, as a responsible party, Accredited Home Lenders, Inc., as a responsible party, WMC Mortgage Corp., as a responsible party, LaSalle Bank National Association, as custodian, Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank, National Association, as custodian and trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 9, 2005                MORGAN STANLEY ABS CAPITAL I INC.


                                        By: /s/ Steven Shapiro
                                            ------------------------------------
                                            Name: Steven Shapiro
                                            Title: Executive Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

4                       Pooling and Servicing Agreement,                (E)
                        dated as of August 1, 2005, by and
                        among the Company, as depositor,
                        Countrywide Home Loans Servicing LP,
                        as a servicer, HomEq Servicing
                        Corporation, as a servicer, Decision
                        One Mortgage Company LLC, as a
                        responsible party, Accredited Home
                        Lenders, Inc., as a responsible
                        party, WMC Mortgage Corp., as a
                        responsible party, LaSalle Bank
                        National Association, as custodian,
                        Deutsche Bank National Trust
                        Company, as custodian, and Wells
                        Fargo Bank, National Association, as
                        custodian and trustee.